EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of ICC Worldwide, Inc. (the “Company”) on Form 10-KSB for the nine months ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard K Lauer, President, Chief Executive Officer and acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2008	By:	/s/ Richard K. Lauer
Richard K. Lauer
President, Chief Executive Officer and Acting Chief Financial Officer